Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Ordinary Shares

of

TELVENT GIT, S.A.

Pursuant to the Offer to Purchase dated June 21, 2011

by

SCHNEIDER ELECTRIC ESPAÑA, S.A.U.

an indirect wholly owned subsidiary of

Schneider Electric SA

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF TUESDAY, JULY 19, 2011, UNLESS THE OFFER IS EXTENDED.

Deliver or transmit this Letter of Transmittal by mail, hand delivery or courier, together with the certificate(s)

representing your ordinary shares, if any, to the Depositary for the Offer:

American Stock Transfer & Trust Company, LLC

If delivering by mail:	By Facsimile Transmission (for eligible institutions only):	If delivering by hand or courier:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 Brooklyn, NY 10272-2042	American Stock Transfer & Trust Company, LLC Attn: Reorganization Department Facsimile: (718) 234-5001 Confirm by Phone: (877) 248-6417 (Toll-Free) or (718) 921-8317 (Collect)	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

DESCRIPTION OF SHARES TENDERED (Please fill in. Attach separate schedule if needed.)
Names(s) and Address(es) of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	Share Certificate Number(s)*	Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

TOTAL SHARES F

*  Need not be completed by shareholders who deliver Shares by book-entry transfer.

**  Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐  Check here if Share Certificates have been lost or mutilated.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT ITS ADDRESS OR TELEPHONE NUMBERS SET FORTH BELOW.

You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the enclosed Internal Revenue Service Form W-9, if required.

The Offer (as defined below) is not being made to, nor will tenders be accepted from or on behalf of, holders of Shares (as defined below) in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used if certificates for Shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary at or prior to the Expiration Time (as defined in Section 1 the Offer to Purchase) or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED SHARES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS

LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Schneider Electric España , S.A.U., a sociedad anónima unipersonal organized under the laws of the Kingdom of Spain (“Offeror”) and an indirect wholly owned subsidiary of Schneider Electric SA, a société anonyme organized under the laws of the Republic of France, the above-described ordinary shares, € 3.00505 nominal value per share (the “Shares”), of Telvent GIT, S.A., a sociedad anónima organized under the laws of the Kingdom of Spain (“Telvent”), pursuant to Offeror’s offer to purchase all of the authorized and issued Shares at a purchase price of $40.00 per share in cash, net to the seller, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase, dated June 21, 2011 (as it may be amended or supplemented, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this letter of transmittal (as it may be amended and supplemented, the “Letter of Transmittal,” and which, together with the Offer to Purchase, collectively constitute the “Offer”).

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or securities issued or issuable in respect thereof on or after June 21, 2011 (collectively, the “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver certificates (“Share Certificates”) representing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror; (ii) present such Shares and all Distributions for transfer on the books of Telvent; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints the designees of Offeror, and each of them, as the agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise to the full extent of the rights of the undersigned, including, without limitation, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, with respect to the Shares tendered and accepted for payment by Offeror (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after June 21, 2011), at any meeting of shareholders of Telvent (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise, in each case, to the fullest extent permitted by Spanish law. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the Shares tendered by this Letter of Transmittal. Such appointment is effective only upon Offeror’s acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all other powers of attorney and proxies and consents granted by the undersigned with respect to such Shares and all other securities or rights prior to such acceptance for payment will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given nor subsequent written consents executed (and, if given or executed, will cease to be effective). Upon such acceptance for payment, Offeror’s designees will, with respect to the Shares and other securities and rights for which the appointment is effective, be empowered to exercise all voting and other rights as they, in their sole discretion, may deem proper at any annual or special meeting of Telvent’s shareholders, or any adjournment or postponement thereof, or by consent in lieu of any such meeting of shareholders of Telvent or otherwise. In order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Offeror or its designee must be able to exercise full voting rights with respect to Shares and such other securities (including voting at any meeting of shareholders then scheduled or acting by written consent without a meeting).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein and all Distributions, and that when the Shares are accepted for payment by Offeror, Offeror will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Offeror all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by Offeror in its sole discretion.

No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4 — “Withdrawal Rights” of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Offeror’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Offeror may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

Unless otherwise indicated in this Letter of Transmittal in the box entitled “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased, and return any Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above alongside “Description of Shares Tendered.” Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates for the Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above alongside “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any Share Certificates evidencing Shares not accepted for payment or not tendered (and any accompanying documents, as appropriate) in the name(s) of, and mail such check and, if appropriate, such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated at the address(es) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account maintained at the Book-Entry Transfer Facility that is indicated above. The undersigned recognizes that Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) of such Shares if Offeror does not accept for payment any of the Shares so tendered.

LOST SHARE CERTIFICATES: PLEASE CALL THE DEPOSITARY AT (877) 248-6417 (TOLL-FREE) OR (718) 921-8317 (COLLECT) TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST SHARE CERTIFICATES.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if (i) the check for the purchase price of the Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned or (ii) Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue ☐ Check ☐ Share Certificate(s) to:

Name(s):
(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

☐ Credit Shares delivered by book-entry transfer and not purchased to the holder’s Book-Entry Transfer Facility Account.

(Account Number)

Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of the Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown alongside “Description of Shares Tendered.”

Mail Check ☐ Share Certificates to:

Name(s): (Please Print)

Address:

(Include Zip Code)

IMPORTANT: YOU MUST SIGN IN THE BOX BELOW.

SIGN HERE (U.S. holders: Please complete substitute Form W-9 included herein) (Non-U.S. holders: Please obtain and complete the appropriate IRS Form W-8)

Signature(s) of Holder(s) of Shares

Dated: ,

Name(s):

(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or

Social Security No.:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 5.)

(See Substitute Form W-9 and Instruction 11)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED — SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:

Name(s):

(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and
Telephone Number:

Dated: ,

INSTRUCTIONS

Forming Part of the Terms And Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Shares Being Tendered.”

•	Sign and date the Letter of Transmittal in the box entitled “Sign Here.”

•	Fill in and sign in the box entitled “Substitute Form W-9.”

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled “Special Payment Instructions.”

•

If you want (i) any Share Certificates for Shares not tendered or purchased issued in the name of another person or (ii) Shares tendered herewith by book-entry transfer that are not accepted for payment to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated on page 2 of this Letter of Transmittal, complete the box entitled “Special Payment Instructions.”

•

If you want any payment for Shares or Share Certificates for Shares not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If you complete the box entitled “Special Payment Instructions” or “Special Delivery Instructions,” you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). A signature guarantee is not required if the Shares tendered are tendered (a) by a registered holder of Shares who has not completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (b) for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of Shares (a “Book-Entry Confirmation”) into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Time (as defined in Section 1 of the Offer to Purchase).

Shareholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary or who cannot comply with the procedures for book-entry transfer by the Expiration Time, may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Under the guaranteed delivery procedure:

(i) such tender must be made by or through an Eligible Institution;

(ii) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by Offeror with the Offer to Purchase must be received by the Depositary by the Expiration Time; and

(iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantee (or in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and sole risk of the tendering shareholder, and the delivery will be deemed to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by mail or facsimile to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal under “Description of Shares Tendered” is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached to this Letter of Transmittal.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

(b) Different Names on Share Certificates. If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

(c) Joint Holders. If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the Share Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of such person’s authority to so act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Offeror will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) representing Shares not tendered or not purchased are to be issued in the name of, any person(s) other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Offeror of the payment of such taxes, or exemption therefrom, is submitted herewith.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the Shares tendered hereby.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Shares Certificates not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9. Under the U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder, and, if applicable, each other payee, must provide the Depositary with the taxpayer’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to backup withholding by completing the Substitute Form W-9 set forth above (or other applicable form) or otherwise establishing an exemption from backup withholding. In general, if a shareholder or payee is an individual, the TIN is the social security number of such individual. If the shareholder or payee does not provide the Depositary with its correct TIN, the shareholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain shareholders or payees (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a U.S. Holder (as defined in Section 5 of the Offer to Purchase) qualifies as an exempt recipient, such holder must furnish its TIN, check the exemption box in Part 2 of the Substitute Form W-9 set forth below, and sign, date and return the Substitute Form W-9. In order to satisfy the Depositary that a non-U.S. Holder qualifies as an exempt recipient, such shareholder or payee must submit to the Depositary an appropriate

Internal Revenue Service Form W-8BEN (or other appropriate type of IRS Form W-8), which the Depositary will provide upon request, properly completed and signed under penalties of perjury, attesting to such holder’s foreign status. Such W-8BEN (or other appropriate type of IRS Form W-8) and instructions can be obtained from the Depositary or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Waiver of Conditions. The conditions of the Offer (except for the Minimum Condition as defined in the Introduction of the Offer to Purchase, which may only be waived with the consent of Telvent) may be waived, in whole or in part, by Offeror, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See Section 15 of the Offer to Purchase.

10. Lost, Destroyed or Stolen Certificates. If any Share Certificate(s) evidencing Shares to be tendered have been mutilated, lost, stolen or destroyed, shareholders should promptly notify American Stock Transfer & Trust Company, LLC at (877) 248-6417 (Toll-Free) or (718) 921-8317 (Collect). The shareholder will then be provided with instructions as to the procedures that must be followed to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed and completed.

11. Irregularities. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Offeror in its sole discretion, which determinations shall be final and binding on all parties. Offeror reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Offeror’s counsel, be unlawful. Offeror also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares, and the Offeror’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Offeror shall determine. None of Offeror, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase), the Dealer Manager (as the foregoing are defined in the Offer to Purchase), Telvent or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

In order to avoid backup withholding, a shareholder who is a U.S. person (as defined for U.S. federal income tax purposes) tendering Shares must, unless an exemption applies, provide the Depositary (as payee) with such shareholder’s correct TIN and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a shareholder is an individual, the TIN is the social security number of such individual. If the Depositary is not provided with the correct TIN, the shareholder (or other payee) may be subject to a $50 penalty imposed by the IRS. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form W-9 will not, by itself, cause the Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer.

Certain shareholders (including, among others, certain entities and foreign persons) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such shareholder’s exempt status. Shareholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a shareholder. Backup withholding is not an additional tax. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS by submitting the required information in a timely manner to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on any payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to provide the Depositary with the shareholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal, certifying (x) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), (y) that (A) the shareholder is exempt from backup withholding, (B) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding, and (z) that such shareholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should check the box in Part 4 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears immediately after the Substitute Form W-9. If the box in Part 4 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the shareholder may be subject to a penalty imposed by the IRS.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

CHECK APPROPRIATE BOX:

☐ Individual/Sole Proprietor

☐ Corporation

☐ Partnership

☐ Limited liability company (Enter the tax classification (D = disregarded entity, C = corporation, P = partnership)

☐ Other

Social Security Number OR Employer Identification Number
Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3—Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 4— Awaiting TIN ☐
Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE DATE
NAME
ADDRESS
CITY ZIP CODE STATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE CERTIFICATE ON THE FOLLOWING PAGE IF YOU CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

—	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
—	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
—	An international organization or any agency or instrumentality thereof.
—	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

—	A corporation.
—	A financial institution.
—	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
—	A real estate investment trust.
—	A common trust fund operated by a bank under Section 584(a).
—	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
—	A middleman known in the investment community as a nominee or custodian.
—	A futures commission merchant registered with the Commodity Futures Trading Commission.
—	A foreign central bank of issue.
—	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

—	Payments to nonresident aliens subject to withholding under Section 1441.
—	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
—	Payments of patronage dividends where the amount received is not paid in money.
—	Payments made by certain foreign organizations.
—	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

—	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
—	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
—	Payments described in Section 6049(b)(5) to nonresident aliens.
—	Payments on tax-free covenant bonds under Section 1451.
—	Payments made by certain foreign organizations.
—	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)   Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)   Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)   Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)   Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission (for eligible institutions only):	By Hand:
American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 Brooklyn, NY 10272-2042	American Stock Transfer & Trust Company, LLC Attn: Reorganization Department Facsimile: (718) 234-5001 Confirm by Phone: (877) 248-6417 (Toll-Free) or (718) 921-8317 (Collect)	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials from the Information Agent as set forth below, and they will be furnished promptly at Schneider Electric’s expense. You also may contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call collect: (212) 269-5550

All others call toll-free: (800) 549-6650

Email: tender@dfking.com

The Dealer Manager for the Offer is:

Credit Agricole Securities (USA) Inc.

1301 Avenue of the Americas

New York, NY 10019

Banks and Brokers call collect: (212) 408-5680

All others call toll-free: (800) 287-0481